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                                                               EXHIBIT 99.(J)(2)


                      CONSENT OF GARDNER, CARTON & DOUGLAS



     We hereby consent to the reference to our firm included in Part A and Part B of the Registration Statement on Form N-1A of Mercury HW Funds.



                                                  /s/  Gardner, Carton & Douglas



Chicago, Illinois
November 1, 2000